Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 7 — Commitments and Contingencies

Operating Lease Obligations

On August 1, 2022 the Company entered into a new lease agreement (the “Amended Lease”) whereby the Company agreed to rent its office and lab facilities under month-to-month tenancy. The monthly rent payable under the Amended Lease was $25 thousand. This month-to-month lease ended effective August 15, 2024.

Beginning in October 2024, the Company entered into a new lease agreement whereby the Company agreed to rent its office and lab facilities under month-to-month tenancy. The monthly rent payable under the new lease is also $25 thousand. This month-to-month lease automatically renews every four months, unless written termination is provided. This lease agreement was terminated in November 2025.

In December 2025, the Company was in negotiations with the landlord for its office and lab facilities (“Leased Premises”). The new lease agreement was executed in January 2026 with a termination date of February 28, 2027 with monthly payments of $33 thousand per month through May 2026 and $10 thousand per month for the remaining nine months of the lease. Concurrently, the Company entered into several sublease agreements effective in December 2025 for a portion of the Leased Premises in exchange for $22 thousand per month. These sublease agreements are for six months.

The Company’s short-term lease expense was $0.5 million and $0.3 million for the years ended December 31, 2025 and 2024, respectively and had immaterial sublease income in the year ended December 31, 2025.

Contingencies and Indemnifications

From time to time, the Company may have certain contingent liabilities that arise in the ordinary course of its business activities. The Company accrues a liability for such matters when it is probable that future expenditures will be made and that such expenditures can be reasonably estimated. Significant judgment is required to determine both probability and the estimated amount.

Under an advisory agreement with The Benchmark Company, LLC, the Company may be required to pay up to an additional $0.3 million in advisory fees. As of the balance sheet date, this amount represents a contingent commitment that has not been recorded as a liability, as the amount payable is currently not estimable, as it may be reduced by future services performed under the agreement.

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnifications. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future, but that have not yet been made. To date, the Company has not paid any claims; however, the Company may record charges in the future as a result of these indemnification obligations.

In December 2025, the Company received a Notice of Entry of Judgment in connection with litigation brought by a vendor with claims for breach of contract, which was ruled in favor of the vendor. As of December 31, 2025, the Company had accrued approximately $0.1 million related to the matter.

In February 2026, the Company received a demand letter from counsel for a former employee for unpaid wages of approximately $0.2 million, including statutory penalties, and the amount has been accrued for as of December 31, 2025. The letter demands payment and states that litigation may be initiated if the matter is not resolved.